OAKWOOD MORTGAGE INVESTORS, INC. 1997-D            REPORT DATE:  March 12, 1998
OAKWOOD ACCEPTANCE CORP. -  SERVICER               POOL REPORT #         4
REMITTANCE REPORT                                  Page 1 of 6
REPORTING MONTH:                       Feb-98



                            Scheduled Principal Balance of Contracts
---------------------------------------------------------------------------------------------------------------
Beginning                                                                                           Ending
Principal               Scheduled          Prepaid            Liquidated         Contracts          Principal
Balance                 Principal          Principal          Principal          Repurchased        Balance
---------------------------------------------------------------------------------------------------------------
245,780,542.23        (334,333.21)     (1,101,214.22)       (166,509.63)             0.00        244,178,485.17
===============================================================================================================



  Scheduled                      Scheduled                                        Amount
  Gross        Servicing         Pass Thru        Liquidation       Reserve       Available for       Limited     Total
  Interest     Fee               Interest         Proceeds          Fund Draw     Distribution        Guarantee   Distribution
------------------------------------------------------------------------------------------------------------------------------
2,113,162.78   204,817.12     1,908,345.66        145,791.19          0.00        3,694,501.40           0.00     3,694,501.40
==============================================================================================================================


                                                       Certificate Account
---------------------------------------------------------------------------------------------------------------------------------
        Beginning                    Deposits                                         Investment              Ending
         Balance           Principal           Interest        Distributions           Interest               Balance
---------------------------------------------------------------------------------------------------------------------------------
      2,211,219.04       1,588,719.14       2,029,622.51      (4,625,778.46)           5,295.34          1,209,077.57
=================================================================================================================================


                        P&I Advances at Distribution Date
--------------------------------------------------------------------------------
       Beginning              Recovered            Current            Ending
        Balance               Advances            Advances           Balance
--------------------------------------------------------------------------------
       922,756.07            890,516.99        753,327.72         785,566.80
================================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 1997-D            REPORT DATE:  March 12, 1998
OAKWOOD ACCEPTANCE CORP. -  SERVICER               POOL REPORT #         4
REMITTANCE REPORT                                  Page 2 of 6
REPORTING MONTH:                       Feb-98


Class B Crossover Test                                                           Test Met?
------------------------------------------------------------------            ---------------
(a) Remittance date on or after June 2002                                           N

(b) Average 60 day Delinquency rate <=        5%                                    Y

(c) Average 30 day Delinquency rate <=        7%                                    Y

(d) Cumulative losses do not exceed the following percent of the intitial principal balance of all Certificates

                Jun 2002- Nov 2003            7%                                    N
                Dec 2003-Nov 2004             8%                                    N
                Dec. 2004 and thereafter      9%                                    N


(e) Current realized loss ratio <=            2.75%                                 Y

(f)  Does Subordinated Certificate percentage equal or exceed 35.438% of Pool
     Scheduled Principal Balance

                Beginning M balance             17,037,000.00
                Beginning B-1 balance           23,977,000.00
                Beginning B-2 balance           10,096,252.00
                                           ------------------
                                                51,110,252.00
                                           ------------------
                Divided by beginning pool
                balance                        245,780,542.23
                                                       20.795%                      N

Average 60 day delinquency ratio:

                            Over 60s           Pool Balance            %
                       --------------------------------------------------------

Current Mo             3,751,245.49          244,178,485.17          1.54%
1st Preceding Mo       1,933,563.85          245,057,151.25          0.79%
2nd Preceding Mo         928,403.44          248,269,256.92          0.37%
                                              Divided by               3
                                                                   ----------
                                                                     0.90%
                                                                   ==========

Average 30 day delinquency ratio:


                            Over 30s           Pool Balance            %
                       --------------------------------------------------------

Current Mo             7,541,676.99          244,178,485.17          3.09%
1st Preceding Mo       7,399,408.03          245,057,151.25          3.02%
2nd Preceding Mo       3,854,137.68          248,269,256.92          1.55%
                                              Divided by               3
                                                                   --------
                                                                     2.55%
                                                                   ========
Cumulative loss ratio:

                        Cumulative losses         21,439.21
                                          ------------------------
Divided by Initial Certificate Principal     252,393,252.00          0.008%
                                                                   ========

Current realized loss ratio:
                       Liquidation                 Pool
                             Losses               Balance
                       -------------------------------------------

Current Mo                20,718.44          244,178,485.17
1st Preceding Mo             720.77          245,057,151.25
2nd Preceding Mo               0.00          248,269,256.92
                                                                     0.035%
                                                                   ========

OAKWOOD MORTGAGE INVESTORS, INC. 1997-D            REPORT DATE:  March 12, 1998
OAKWOOD ACCEPTANCE CORP. -  SERVICER               POOL REPORT #         4
REMITTANCE REPORT                                  Page 3 of 6
REPORTING MONTH:                       Feb-98

                                                                          Delinquency Analysis

                                                  31 to 59 days              60 to 89 days            90 days and Over
                  No. of        Principal               Principal                 Principal                 Principal
                  Loans          Balance      #         Balance          #        Balance          #        Balance
              --------------------------------------------------------------------------------------------------------------
Excluding Repos   6,594    242,855,904.51    111        3,625,752.77    58        1,894,026.61    22          699,316.95

        Repos        41      1,322,580.66      6          164,678.73    12          398,209.55    23          759,692.38
              --------------------------------------------------------------------------------------------------------------
        Total     6,635    244,178,485.17    117        3,790,431.50    70        2,292,236.16    45        1,459,009.33
              ==============================================================================================================


                                                                                        Repossession Analysis
                                                Active Repos                 Reversal        Current Month
                    Total Delinq.                 Outstanding                (Redemption)         Repos             Cumulative Repos
                            Principal                  Principal              Principal            Principal            Principal
                  #           Balance         #        Balance          #      Balance      #      Balance       #      Balance
              ----------------------------------------------------------------------------------------------------------------------
Excluding Repos  191         6,219,096.33    41      1,322,580.66      -1    (23,284.58)   16    487,085.41      49   1,565,239.45

        Repos     41         1,322,580.66
              ---------------------------
        Total    232         7,541,676.99
              ===========================
                 3.5%               3.09%
              ===========================

OAKWOOD MORTGAGE INVESTORS, INC. 1997-D            REPORT DATE:  March 12, 1998
OAKWOOD ACCEPTANCE CORP. -  SERVICER               POOL REPORT #         4
REMITTANCE REPORT                                  Page 4 of 6
REPORTING MONTH:                       Feb-98

REPOSSESSION LIQUIDATION REPORT


                                   Liquidated                                                                           Net
   Account        Customer         Principal           Sales          Insur.          Total        Repossession     Liquidation
   Number           Name            Balance          Proceeds         Refunds        Proceeds        Expenses        Proceeds
--------------------------------------------------------------------------------------------------------------------------------
120766-1      Wynn, T              25,715.28         25,000.00        188.33        25,188.33        4,042.15       21,146.18
129082-4      Muncy, R             20,114.92         22,050.00        236.24        22,286.24        4,042.15       18,244.09
130144-9      Rangel, G            23,201.50         24,200.00        395.18        24,595.18        4,042.15       20,553.03
120893-3      Larrison, D          26,179.57          2,100.00        143.22         2,243.22          873.64        1,369.58
132483-9      Hicks, W             31,355.55         27,400.00      3,029.01        30,429.01        4,042.15       26,386.86
137365-3      Rodriguez, I         39,942.81         42,400.00      1,579.76        43,979.76        7,036.74       36,943.02
                                                                                         0.00                            0.00
                                                                                         0.00                            0.00
                                                                                         0.00                            0.00
                                                                                         0.00                            0.00
                                                                                         0.00                            0.00
                                                                                         0.00                            0.00
                                                                                         0.00                            0.00
                                                                                         0.00                            0.00
                                                                                         0.00                            0.00
                                                                                         0.00                            0.00
                                                                                         0.00                            0.00
                                                                                         0.00                            0.00
                                                                                         0.00                            0.00
                                                                                         0.00                            0.00
                                ------------------------------------------------------------------------------------------------
                                  166,509.63        143,150.00      5,571.74       148,721.74       24,078.98      124,642.76
                                ================================================================================================



                                           Net             Current
 Unrecov.         FHA Insurance         Pass Thru         Period Net      Cumulative
 Advances           Coverage            Proceeds         Gain/(Loss)     Gain/(Loss)
------------------------------------------------------------------------------------
  1,133.65            5,132.48           25,145.01          (570.27)
    994.26                0.00           17,249.83        (2,865.09)
  1,297.87                0.00           19,255.16        (3,946.34)
  1,134.86           23,350.37           23,585.09        (2,594.48)
  1,166.45                0.00           25,220.41        (6,135.14)
  1,607.33                0.00           35,335.69        (4,607.12)
                          0.00                0.00             0.00
                          0.00                0.00             0.00
                          0.00                0.00             0.00
                          0.00                0.00             0.00
                          0.00                0.00             0.00
                          0.00                0.00             0.00
                          0.00                0.00             0.00
                          0.00                0.00             0.00
                          0.00                0.00             0.00
                          0.00                0.00             0.00
                          0.00                0.00             0.00
                          0.00                0.00             0.00
                          0.00                0.00             0.00
                          0.00                0.00             0.00
----------                     -------------------------------------
  7,334.42           28,482.85          145,791.19       (20,718.44)     (21,439.21)
====================================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 1997-D            REPORT DATE:  March 12, 1998
OAKWOOD ACCEPTANCE CORP. -  SERVICER               POOL REPORT #         4
REMITTANCE REPORT                                  Page 5 of 6
REPORTING MONTH:                       Feb-98

CERTIFICATE PRINCIPAL ANALYSIS

PRINCIPAL

                                      Original              Beginning             Beginning      Current            Current
          Cert.                      Certificate           Certificate            Carryover     Principal          Principal
          Class                       Balances              Balances              Principal        Due               Paid
------------------------------------------------------------------------------------------------------------------------------
A-1                                 46,940,000.00         40,327,289.93              0.00      1,602,057.06     1,602,057.06
A-1 Outstanding Writedown                    0.00                  0.00                                0.00

A-2                                 46,290,000.00         46,290,000.00              0.00              0.00             0.00
A-2 Outstanding Writedown                    0.00                  0.00                                0.00

A-3                                 30,260,000.00         30,260,000.00              0.00              0.00             0.00
A-3 Outstanding Writedown                    0.00                  0.00                                0.00

A-4                                 15,340,000.00         15,340,000.00              0.00              0.00             0.00
A-4 Outstanding Writedown                    0.00                  0.00                                0.00

A-5                                 62,453,000.00         62,453,000.00              0.00              0.00             0.00
A-5 Outstanding Writedown                    0.00                  0.00                                0.00

M                                   17,037,000.00         17,037,000.00              0.00              0.00             0.00
M Outstanding Writedown                      0.00                  0.00                                0.00

B-1                                 23,977,000.00         23,977,000.00              0.00              0.00             0.00
B-1 Outstanding Writedown                    0.00                  0.00                                0.00

B-2                                 10,096,252.00         10,096,252.00              0.00              0.00             0.00
B-2 Outstanding Writedown                    0.00                  0.00                                0.00
                                   -------------------------------------------------------------------------------------------
                                   252,393,252.00        245,780,541.93              0.00      1,602,057.06     1,602,057.06
                                   ===========================================================================================


                                      Ending                           Ending                     Principal Paid
          Cert.                     Carryover     Writedown          Certificate       Pool         Per $1,000
          Class                     Principal      Amounts            Balances        Factor       Denomination
-----------------------------------------------------------------------------------------------------------------
A-1                                      0.00          0.00         38,725,232.87     82.49943%        34.13
A-1 Outstanding Writedown                              0.00                  0.00         0.00          0.00

A-2                                      0.00          0.00         46,290,000.00    100.00000%         0.00
A-2 Outstanding Writedown                              0.00                  0.00         0.00          0.00

A-3                                      0.00          0.00         30,260,000.00    100.00000%         0.00
A-3 Outstanding Writedown                              0.00                  0.00         0.00          0.00

A-4                                      0.00          0.00         15,340,000.00    100.00000%         0.00
A-4 Outstanding Writedown                              0.00                  0.00         0.00          0.00

A-5                                      0.00          0.00         62,453,000.00    100.00000%         0.00
A-5 Outstanding Writedown                              0.00                  0.00         0.00          0.00

M                                        0.00          0.00         17,037,000.00    100.00000%         0.00
M Outstanding Writedown                                0.00                  0.00         0.00          0.00

B-1                                      0.00          0.00         23,977,000.00    100.00000%         0.00
B-1 Outstanding Writedown                              0.00                  0.00         0.00          0.00

B-2                                      0.00          0.00         10,096,252.00    100.00000%         0.00
B-2 Outstanding Writedown                              0.00                  0.00         0.00          0.00
                                   ----------------------------------------------
                                         0.00          0.00        244,178,484.87
                                   ==============================================

OAKWOOD MORTGAGE INVESTORS, INC. 1997-D            REPORT DATE:  March 12, 1998
OAKWOOD ACCEPTANCE CORP. -  SERVICER               POOL REPORT #         4
REMITTANCE REPORT                                  Page 6 of 6
REPORTING MONTH:                       Feb-98


CERTIFICATE INTEREST ANALYSIS


           Certificate              Remittance     Beginning          Current           Total          Interest         Ending
              Class                    Rate         Balance           Accrual            Paid          Shortfall       Balance
                                  ---------------------------------------------------------------------------------------------
A-1                                  5.74500%       0.00           180,195.77        180,195.77           0.00           0.00
A-1  Carryover Interest              0.00           0.00                 0.00              0.00           0.00           0.00
A-1  Writedown Interest              0.00           0.00                 0.00              0.00           0.00           0.00

A-2                                  6.35000%       0.00           244,951.25        244,951.25           0.00           0.00
A-2  Carryover Interest              0.00           0.00                 0.00              0.00           0.00           0.00
A-2  Writedown Interest              0.00           0.00                 0.00              0.00           0.00           0.00

A-3                                  6.50000%       0.00           163,908.33        163,908.33           0.00           0.00
A-3  Carryover Interest              0.00           0.00                 0.00              0.00           0.00           0.00
A-3  Writedown Interest              0.00           0.00                 0.00              0.00           0.00           0.00

A-4                                  6.72500%       0.00            85,967.92         85,967.92           0.00           0.00
A-4  Carryover Interest              0.00           0.00                 0.00              0.00           0.00           0.00
A-4  Writedown Interest              0.00           0.00                 0.00              0.00           0.00           0.00

A-5                                  6.95000%       0.00           361,706.96        361,706.96           0.00           0.00
A-5  Carryover Interest              0.00           0.00                 0.00              0.00           0.00           0.00
A-5  Writedown Interest              0.00           0.00                 0.00              0.00           0.00           0.00

M                                    6.95000%       0.00            98,672.63         98,672.63           0.00           0.00
M  Carryover Interest                0.00           0.00                 0.00              0.00           0.00           0.00
M  Writedown Interest                0.00           0.00                 0.00              0.00           0.00           0.00

B-1                                  7.32500%       0.00           146,359.60        146,359.60           0.00           0.00
B-1  Carryover Interest              0.00           0.00                 0.00              0.00           0.00           0.00
B-1  Writedown Interest              0.00           0.00                 0.00              0.00           0.00           0.00

B-2                                  7.55000%       0.00            63,522.25         63,522.25           0.00           0.00
B-2  Carryover Interest              0.00           0.00                 0.00              0.00           0.00           0.00
B-2  Writedown Interest              0.00           0.00                 0.00              0.00           0.00           0.00

Limited Guarantee                                   0.00                 0.00              0.00           0.00           0.00

X                                                 720.77           563,060.95        542,342.51      20,718.44      21,439.21

R                                                   0.00                 0.00              0.00           0.00           0.00

Service Fee                                         0.00           204,817.12        204,817.12           0.00           0.00
                                       --------------------------------------------------------------------------------------

                                       ======================================================================================
                                                  720.77         2,113,162.78      2,092,444.34      20,718.44      21,439.21
                                       ======================================================================================


                                   Interest Paid
           Certificate               Per $1,000                         Cert.                 TOTAL
              Class                 Denomination                        Class              DISTRIBUTION
                                  --------------------------------------------------------------------------
A-1                                     4.47                   A-1                      1,782,252.83
A-1  Carryover Interest                 0.00
A-1  Writedown Interest                 0.00

A-2                                     5.29                   A-2                        244,951.25
A-2  Carryover Interest                 0.00
A-2  Writedown Interest                 0.00

A-3                                     5.42                   A-3                        163,908.33
A-3  Carryover Interest                 0.00
A-3  Writedown Interest                 0.00

A-4                                     5.60                   A-4                         85,967.92
A-4  Carryover Interest                 0.00
A-4  Writedown Interest                 0.00

A-5                                     5.79                   A-5                        361,706.96
A-5  Carryover Interest                 0.00
A-5  Writedown Interest                 0.00

M                                       5.79                    M                          98,672.63
M  Carryover Interest                   0.00
M  Writedown Interest                   0.00

B-1                                     6.10                   B-1                        146,359.60
B-1  Carryover Interest                 0.00
B-1  Writedown Interest                 0.00

B-2                                     6.29                   B-2                         63,522.25
B-2  Carryover Interest                 0.00
B-2  Writedown Interest                 0.00

Limited Guarantee                                     Limited Guarantee                         0.00

X                                                               X                         542,342.51

R                                                               R                               0.00

Service Fee                                                                               204,817.12
                                                                                  --------------------
                                                                                        3,694,501.40
                                                                                  ====================